Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)
(the “Fund”)

Supplement dated March 9, 2022 to the
Summary Prospectus and Prospectus, dated December 29, 2021

Effective immediately, the index provider has removed Russia from the MSCI Emerging Markets Index, the underlying index for the Fund (the “Index”). Accordingly, effective immediately, on Page 2 of the Summary Prospectus and page 38 of the Prospectus under the section “Principal Investment Strategy,” the first paragraph of the Index description will be replaced in its entirety with the following:
The Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalization securities across the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with your Summary Prospectus and Prospectus.